UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2016 (April 29, 2016)

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado  80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 4, 2016, National CineMedia, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal first quarter ended March 31, 2016.  A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of 2016 Equity Incentive Plan

An Annual Meeting of the stockholders of the Company was held on April 29, 2016.  At the Annual Meeting, the stockholders of the Company approved the National CineMedia, Inc. 2016 Equity Incentive Plan (the “Equity Incentive Plan”).  The Board approved the Equity Incentive Plan on March 11, 2016, and directed that the Equity Incentive Plan be submitted to a vote of the stockholders at the Annual Meeting.  The maximum number of shares of the Company’s common stock available for issuance under the Equity Incentive Plan is 4,400,000 shares and shares under the Company’s prior 2007 Equity Incentive Plan are no longer available for issuance.

For more information about the Equity Incentive Plan, see the Company’s definitive proxy statement dated March 18, 2016.  The above description of the Equity Incentive Plan and such portions of the proxy statement are qualified in their entirety by reference to the Equity Incentive Plan.

Item 5.07Submission of Matters to a Vote of Security Holders

The matters that were voted upon at the Company’s Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.  Each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting was approved.

Proposal #1 Election of Class III Directors

Name	For	Withhold	Broker Non-Votes
Peter B. Brandow	51,024,211	4,135,608	2,257,434
Lee Roy Mitchell	49,643,317	5,516,502	2,257,434
Craig R. Ramsey	49,825,211	5,334,608	2,257,434

Proposal #2 Advisory Approval of the Company’s Executive Compensation Plan

For	Against	Abstentions	Broker Non-Votes
53,612,839	1,413,909	133,071	2,257,434
Proposal #3 Approval of the National CineMedia, Inc. 2016 Equity Incentive Plan

For	Against	Abstentions	Broker Non-Votes
51,551,314	3,483,420	125,085	2,257,434

Proposal #4 Ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the 2016 fiscal year ending December 29, 2016

For	Against	Abstentions	Broker Non-Votes
57,087,919	141,265	188,069	0

The following directors’ terms continued after the Annual Meeting of Stockholders:

Class I –Andrew J. England, Lawrence A. Goodman and Scott N. Schneider

Class II – David R. Haas, Stephen L. Lanning, Thomas F. Lesinski and Paula Williams Madison

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Reference	Description

10.1	(1)	National CineMedia, Inc. 2016 Equity Incentive Plan.
99.1		Press Release of National CineMedia, Inc. dated May 4, 2016.

(1)	Incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-8 (File No. 333-210996) filed on April 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: May 4, 2016	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General
Counsel and Secretary